                                                                   EXHIBIT 10.10

                              LETTER OF RESIGNATION

I, Arthur A. Siciliano, Ph.D., hereby resign as President of PolyMedica Corporation; President and Secretary of PolyMedica Holdings, Inc.; President and Director of PolyMedica Securities, Inc.; President and Director of PolyMedica Healthcare, Inc.; President and Director of PolyMedica Pharmaceuticals (U.S.A.), Inc.; Director of PolyMedica Pharmaceuticals (Puerto Rico), Inc.; President and Director of PolyMedica Pharmaceuticals Securities, Inc.; Director of Liberty Medical Supply, Inc.; Director of Liberty Home Pharmacy Corporation; Director of Liberty Therapeutic Shoe Corporation; President, Secretary and Director of Liberty Medical Supply LLC; President, Secretary and Director and Liberty Home Pharmacy LLC; President and Director of Liberty Lane Development Company, Inc.; Director of Liberty Lane Condominium Association, Inc.; as well as any other unnamed positions that I may hold in any affiliate or subsidiary of PolyMedica Corporation effective the close of business on November 5, 2003.

November 5, 2003                                  /s/ Arthur A. Siciliano, Ph.D.
----------------                                  ------------------------------
Date                                                  Arthur A. Siciliano, Ph.D.